SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Fidelity Select Portfolios (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PLEASE VOTE YOUR PROXY NOW!

Fidelity Advisor® Health Care Fund
Your vote is extremely important
no matter how large or small your holdings may be!
Vote your shares today!*
Reference the enclosed proxy card for instructions on how you can vote online, by touch-tone telephone, or by signing and returning the enclosed proxy card by mail.
Special Meeting of Shareholders
For Shareholders as of: March 16, 2026
Meeting Date: May 12, 2026
Until we receive a sufficient number of votes, the shareholder meeting cannot be held.
Shareholders who hold more than one account in a fund will receive a separate card for each account and should vote each card.
If you have already voted, thank you for your response. If you have any further questions, please call Fidelity at 1-877-208-0098. Thank you.
*
Broadridge Financial Solutions, Inc. has been engaged by Fidelity Investments as a paid solicitor. In the event that you receive a telephone call from a Broadridge Financial Solutions, Inc. representative, you may be asked to verify certain personal information for identification verification (e.g., name and address).

URGENT PROXY VOTING REQUEST

FAHC26-PXL2-0426
1.9922684.100

Month 2026

IMPORTANT NOTICE

Re: Your investment in Fidelity Advisor Health Care Fund

Dear Valued Shareholder,

Fidelity has engaged Broadridge Financial Solutions to assist with an important matter related to your investment.

We kindly request you contact us as soon as possible. You can reach us by calling 1-888-381-8296 Monday through Friday between the hours of 9:00am to 10:00pm Eastern Time.

This matter is very important and will take only a moment of your time.

Thank you

Fidelity Advisor Health Care Fund
Special Meeting of Shareholders - Text Templates

Campaign text:

Hi {name}, this is {agent_first_name) with the Broadridge Proxy Services Center, on behalf of your investment in Fidelity Advisor Health Care Fund.

Our attempts to reach you have been unsuccessful, and the special meeting of shareholders is taking place on May 12, 2026. You should have received proxy materials requesting your vote on important matters related to your fund. To date, we have not received your vote, please vote your shares today!

To review the meeting proposals, please click the following link:

[Insert DEF 14A Link]

To prevent any additional correspondence or phone calls, please contact us at 888-381-8296, or vote using the link below.

[Individual Link here]

End of Campaign Text:

Hi {name}, this is {agent_first_name) with the Broadridge Proxy Services Center, on behalf of your investment in Fidelity Advisor Health Care Fund.

Our records indicate that you have not voted for the special meeting of shareholders, with just [XX] days until the meeting, please make sure to VOTE YOUR SHARES TODAY!

To review the meeting proposals please click the following link.

[Insert DEF 14A Link]

To prevent any additional correspondence or phone calls, please contact us at 888-381-8296, or vote using the link below.

[Individual Link here]

Fidelity Advisor Health Care Fund
Special Meeting of Shareholders - Text Templates

Adjourned campaign text:

Hi {name}, this is {agent_first_name) with the Broadridge Proxy Services Center, on behalf of your investment in Fidelity Advisor Health Care Fund.

The special meeting of shareholders has been adjourned to MM, DD, YYYY. You should have received proxy materials requesting your vote on important matters related to your fund, but according to our records you have not voted your shares, please make sure to VOTE YOUR SHARES TODAY!

To review the meeting proposals please click the following link.

[Insert DEF 14A Link]

To prevent any additional correspondence or phone calls, please contact us at 888-381-8296, or vote using the link below.

[Individual Link here]

Speaking to a Third Party:

Unconfirmed Party asks “What is this about?”	My name is (Agent Name). I’m calling on behalf of (SH Last Name) investment with (Job Name) regarding an upcoming meeting. Is he/she available?
SH is not available

May I please leave a message?

Please tell Mr./Ms. __________ that I’m calling on behalf of <JOB NAME> regarding the upcoming shareholder’s meeting to offer the convenience of voting by phone. Our phone number is _____. Thank you and have a good day.

I HANDLE FINANCIAL MATTERS for her/him.

Are you stating that you are authorized to vote on behalf of the shareholder?

[If YES]: Unfortunately, we are only able to receive voting instructions from the registered shareholder on file. If they are not available at the moment, I’d be happy to provide you with our toll-free number so they can contact us at their earliest convenience.

[If NO]: Can I leave our toll-free number for them to call back?

How many shares do they own? (or other ACCOUNT SPECIFICS)	I’m sorry, but I can only discuss that with the shareholder on file. Are they available? [IF NO]: Can I leave our toll-free number for them to call back?
I’m her husband. CAN I VOTE for her?

Unfortunately, we are only able to receive voting instructions from the registered shareholder on file. If they are not available at the moment, I’d be happy to provide you with our toll-free number so they can contact us at their earliest convenience. Are they available?

[IF NO]: Can I leave our toll-free number for them to call back?

[If the 3rd party has to ask if they are authorized, then they probably are not authorized.]

You have the WRONG NUMBER. NO ONE BY THAT NAME lives here.

“My apologies, I’m trying to reach (SH Name) at (Full Address). Do you recognize this name and address?

IF YES: Is there a better number I can reach this person?

IF NO: I’m sorry, I must have the wrong number.”

(SH is DECEASED)	My condolences and I’m sorry for your loss, is there any way I can please speak with the EXECUTOR of the shareholder’s Estate?
(SH is INCAPACITATED or in the MILITARY)	May I please speak with the POWER OF ATTORNEY, or the person handling their accounts?
He/She DOES NOT LIVE HERE.	Is there a better number to reach them at? [IF NO]: Can I leave a message with you? [Add the new number in Phone1 and move the current number to Phone2 or into the comment field.]
Skeptical:
Is this a SALES CALL?

This is not a sales call – it is about an investment in <JOB NAME>. We are only calling to advise you of the upcoming shareholder’s meeting and to offer you the convenience of casting your vote over the phone.

Why is this CALL RECORDED?	All calls are recorded for quality control purposes.
How did you get my PHONE NUMBER?	Once we were retained by [Company Name] to contact you about the Special shareholder meeting, we used publicly available sources to find the best number to reach you. Our goal is to ensure you’re informed about the meeting, answer any questions regarding the proxy materials, we also offer assistance with voting over the phone.
Why is your number BLOCKED?	Our dialing system currently does not allow an outbound phone number to be displayed. I would be happy to give you our toll-free number for you to call us back.
I have NEVER BEEN CALLED BEFORE about a shareholder meeting	I understand your concern, we know many shareholders may not have the time to review the proxy materials or vote by mail. We’re calling to offer you the convenience of voting by phone.
WHO do you WORK FOR?

I am with Alliance Advisors*, a proxy information firm, retained by <JOB NAME> to contact shareholders about the upcoming meeting. *[Broadridge Proxy Services, if Mutual Fund] WHERE are you CALLING FROM?

Bloomfield, NJ // Houston, TX // Miami, FL

I DON’T OWN SHARES. I DON’T HAVE AN INVESTMENT with this Company/Fund.

Our records indicate that you are currently a shareholder of <JOB NAME>, and you reside in [CITY/STATE/ZIP]. Is this correct? [IF YES]: And your street address is [STREET ADDRESS]?

[If ADDRESS DOES NOT MATCH]:

I apologize for the inconvenience. I must have the wrong number. Thank you for your time.

Why do YOU KEEP CALLING ME?	I apologize for the inconvenience. Your participation is important, your vote has not been recorded yet, so we are reaching out to offer the option of voting by phone.

Voting Rebuttals:

WHY do I need to vote?

We want to ensure that as many shareholders as possible are represented at the upcoming meeting. If the meeting is adjourned, it will have to be rescheduled. The funds’ Board of Trustees has recommended you vote ‘FOR’ the proposals…

I have ALREADY VOTED. I SENT IN my proxy card.

Currently, your vote is not recorded in the system. I’d be happy to reconfirm your vote now so that it will be recorded immediately, and send you a written confirmation. The funds’ Board of Trustees has recommended you vote ‘FOR’ the proposal…

I WILL VOTE online.	That’s fine. Keep in mind that the materials contain a CONTROL NUMBER that you will need to cast your vote online. Or, I can record your vote right now so it is accounted for at the meeting. The funds’ Board of Trustees has recommended a vote ‘FOR’ the proposals…
I think I’ll ABSTAIN from voting.

Would you like to cast an abstain vote, or would you prefer not to vote at all?

[IF THEY VOTE ABSTAIN]: Would you like to vote on all of your accounts accordingly?

IF THEY STATE THEY WANT TO CAST AN ABSTAIN VOTE, YOU MUST TAKE IT

Abstain to vote: I understand. Thank you and have a good day.

I WILL NOT vote. I am NOT INTERESTED.	I understand, just remember, your vote is important, and it helps the funds reach quorum. If you change your mind, please feel free to call us back at our Toll Free Number, thank you, have a great day.
I already SOLD my shares.

I understand. However, as of the record date, you were still a shareholder and are still eligible to take part in the upcoming shareholder’s meeting. The funds’ Board of Trustees is recommending you vote ‘FOR’ the proposals...

What do you mean by RECORD DATE?

It is the date set by the Fund—a cut-off date—on which a shareholder must be recorded as an owner of shares to be eligible to vote. The funds’ Board of Trustees is recommending you vote ‘FOR’ the proposals…

Confirming the Vote:
HOW MANY ACCOUNTS do I have?	Currently, our system shows [ # ] account(s), but depending on how the account is registered all accounts may not be grouped.
What do you mean by “ALL ACCOUNTS ACCORDINGLY?”	This means you would like to vote all of your accounts with this Fund only, in the same manner (for/against/abstain). So would you like to vote on all of your accounts in the same way?
(Does not state MIDDLE INITIAL, ‘ST’, ‘AVE’, APT #, ‘JR’, ‘SR’...)	I see a middle initial in your name….? Is that ‘JR’ or ‘SR’? … I see an apartment number…?
I don’t need you to send me a WRITTEN CONFIRMATION.	The confirmations are automatically generated and sent to the address on record.
I want to update the address/name on file

I understand, for that you will have to contact your broker or Financial Advisor to update name/address’’

If the SH recognizes the address and verifies it as an old address, proceed and take the vote.

If the SH does not recognize the address you will need to confirm name and full address again, we might have a wrong number.

Undecided:
How do you SUGGEST I vote?

I am not authorized to advise you on how to vote, but I can tell you that the funds’ Board of Trustees recommends you vote ‘FOR’ the proposals. Would you like to vote with the board’s recommendation for all of your accounts?

I HAVEN’T DECIDED how to vote.	I would be happy to review the meeting agenda with you right now. It will only take a few moments…
Can you CALL ME BACK?	Of course. You can also call us back at our toll-free number when you are ready to cast your vote by phone.
I have NOT RECEIVED the material. Can you REMAIL MATERIAL?	I understand. We can email you the material within 24 hours. Can you please provide your email address? (Agent must spell check the email address)
My BROKER / FINANCIAL ADVISOR usually handles this.

Alliance: I understand that your broker or financial advisor handles your investment, however, I can help you cast your vote right now to help the company reach quorum.

I’d rather LET MY BROKER HANDLE it.

Can I have their name and number to update our records?

Broadridge: I understand that your broker or financial advisor handles your investment, however, you as a shareholder are being offer the convenience of voting by phone to help the funds reach quorum. I’d rather LET MY BROKER HANDLE it.

Can I have their name and number to update our records?